UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  April 16, 2024

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 15, 2024, Ault Alliance, Inc., a Delaware corporation (the “Company”), along with its wholly owned subsidiaries Sentinum, Inc. (“Sentinum”), Third Avenue Apartments LLC (“Third Avenue”), Alliance Cloud Services, LLC (“Alliance Cloud”), BNI Montana, LLC (“BNI Montana”), Ault Lending, LLC (“Ault Lending”), Ault Aviation, LLC (“Ault Aviation”) and Ault Global Real Estate Equities, Inc. (“AGREE” and collectively with the Company, Sentinum, Third Avenue, Alliance Cloud, BNI Montana, Ault Lending and Ault Aviation, the “Guarantors”) entered into the First Amendment Loan and Guaranty Agreement (the “Amendment”), with Ault & Company, Inc. (the “Purchaser”), JGB Capital, LP (“JGB Capital”), JGB Partners, LP (“JGB Partners”) and JGB (Cayman) Buckeye Ltd. (“JGB Cayman” and collectively, the “Lenders”), and JGB Collateral LLC, as administrative agent and collateral agent for Lenders. The Amendment amends the Loan and Guaranty Agreement (the “Loan Agreement”), pursuant to which the Purchaser borrowed $36 million and issued secured promissory notes to the Lenders in the aggregate amount of $38,918,919 (collectively, the “Notes”).

As previously disclosed, pursuant to the Loan Agreement, the Company established a segregated deposit account (the “Segregated Account”), which would be used as a guarantee of repayment of the Notes. Pursuant to the Amendment, the date by which the Company is required to have the minimum balance in the Segregated Account be not less than $7 million was extended from April 15, 2024 to May 15, 2024.

The foregoing description of the Amendment as well as the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amendment filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Form of First Amendment to Loan and Guaranty Agreement, dated April 15, 2024.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: April 16, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel